SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Equity VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Please Retain This Supplement for Future Reference
October 9, 2019
PROSTKR-107